UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d)of The Securities Exchange Act of 1934




       November 20, 2000                      (November 20, 2000)
 ----------------------------------    ----------------------------------
         Date of Report                 (Date of earliest event reported)



                                 Rent-Way, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                 000-22026                     25-1407782
       --------------              -------------                ---------------
(State or other               (Commission File Number)   (IRS Employer
 jurisdiction of                                             Identification No.)
     corporation)



     One RentWay Place,        Erie,        Pennsylvania                  16505
--------------------------------------------------------------------------------
         (Address of principal executive offices)                       Zip Code



Registrant's telephone number, including area code:          (814) 455-5378
                                                          ----------------------

Item 5.           Other Events


The registrant issued the following press release on November 20, 2000

           RENT-WAY SIGNS WAIVER WITH BANK LENDERS; UPDATES STATUS OF ACCOUNTING INVESTIGATION; CONFIRMS ACCURACY OF REPORTED REVENUES

November 20, 2000 - Erie, Pennsylvania. Rent-Way, Inc. (NYSE-RWY) today announced that it has executed a waiver with its bank lenders under which certain provisions of Rent-Way's credit agreement have been waived through December 31, 2000. The waiver will permit Rent-Way to borrow funds sufficient to meet its holiday season merchandise purchasing needs. "The cooperation of our bank lenders notwithstanding our previously announced accounting irregularities will insure that Rent-Way's stores are stocked to meet customer demand during this holiday season," stated William Morgenstern, Rent-Way's Chairman and Chief Executive Officer. Rent-Way is also negotiating with the bank lenders a permanent amendment to its credit agreement, which it expects to finalize following conclusion of the previously announced accounting investigation.

Rent-Way also announced that the ongoing accounting investigation is expected to be completed within three weeks with the results to be announced promptly thereafter. As previously announced, Rent-Way also plans to release information regarding its expected performance in fiscal year 2001 following completion of the accounting investigation. Mr. Morgenstern commented, "We are not awaiting the final results of the investigation to take action, however. We are currently reviewing all aspects of our business and will take all appropriate action suggested by that review. We are heartened that, as was previously announced, the investigation is not identifying any issues regarding the accuracy of our reported revenues. We are also heartened by the response of our employees which has been one of redoubled commitment to our mission."

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,126 stores in 42 states.

Contact: William Morgenstern, Chief Executive Officer, and William McDonnell, Chief Financial Officer, of Rent-Way at 814-455-5378

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                      Rent-Way, Inc.
                                            -----------------------------------
                                                       (Registrant)





           November 20, 2000                  /s/ William E. Morganstern
   --------------------------------         -----------------------------------
                Date                                    (Signature)
                                                 William E. Morgenstern
                                            Chairman and Chief Executive Officer





            November 20, 2000                  /s/ William A. McDonnell
   ---------------------------------         ----------------------------------
                 Date                                    (Signature)
                                                   William A. McDonnell
                                      Vice President and Chief Financial Officer